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                               MARCAM CORPORATION
                                95 Wells Avenue
                          Newton, Massachusetts  02159

                              March 29, 1996

Via Telecopier
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The Northwestern Mutual Life
 Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Attention:  Mr. John E. Schlifske
            Securities Department

John Hancock Life Insurance
 Company of America
John Hancock Place
200 Clarendon Street
Boston, MA  02117
Attention:  Mr. Dana Donovan
            Bond and Corporate Finance Department

Barnett & Co.
c/o John Hancock Life Insurance
 Company of America
John Hancock Place
200 Clarendon Street
Boston, MA  02117
Attention:  Mr. Dana Donovan
            Bond and Corporate Finance Department

Ladies and Gentlemen:

          You are the holders (the "Holders") of all of the issued and outstanding 9.82% Subordinated Notes due April 30, 2001 of Marcam Corporation, a Massachusetts corporation (the "Company"), which were issued and sold by the Company pursuant to those certain several Note and Warrant Purchase Agreements, each dated as of May 12, 1994 (as amended, the "Note Agreement"). This letter sets forth our agreement that, effective as of March 29, 1996, the Holders hereby waive any and all Defaults and Events of Default (each as defined in the Note Agreement), if any, existing as of the date hereof or that have occurred or might occur at any time through June 1, 1996 resulting from the Company's failure to comply with either Section 6.10 or Section 6.11 of the Note Agreement; provided, however, the waiver contemplated hereby shall terminate if
           -----------------
the Company's Consolidated Net Worth (as defined in the Note Agreement) shall be less than $5,000,000 at any time during this period.
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March 29, 1996
Page 2

          Please confirm your agreement with the foregoing by signing and returning one copy of this letter agreement to the undersigned, whereupon this letter agreement shall become a binding agreement between you and the Company.

                              Very truly yours,

                              MARCAM CORPORATION


                              By:  /s/ George A. Chamberlain 3d
                                   ----------------------------
                                  George A. Chamberlain 3d
                                  Chief Financial Officer
ACCEPTED AND AGREED TO:

THE NORTHWESTERN MUTUAL
 LIFE INSURANCE COMPANY


By:  /s/ John E. Schlifske
     ---------------------
   Name:  John E. Schlifske
   Title:    Vice President

BARNETT & CO.


By:  /s/ Richard McCormick
     ---------------------
   Name:  Richard McCormick
   Title:    Assistant Treasurer

JOHN HANCOCK LIFE INSURANCE
 COMPANY OF AMERICA


By:  /s/ Stephen A. MacLean
     ----------------------
   Name:  Stephen A. MacLean
   Title:    Investment Vice President